LETTER TO SHAREHOLDERS ACM MUNICIPAL
SECURITIES INCOME FUND                      ACM MUNICIPAL SECURITIES INCOME FUND
--------------------------------------------------------------------------------


May 16, 1997

Dear Shareholder:

This report provides you with an update on municipal market activity and the investment results for ACM Municipal Securities Income Fund for the period ended April 30, 1997.

INVESTMENT RESULTS

On a net asset value basis, the Fund achieved total returns of 2.94% for the six month period and 11.00% for the twelve month period ended April 30, 1997. For the second year in a row, your Fund achieved the #1 ranking, based on total return, for "General and Insured Leveraged" Municipal Debt funds as tracked by Lipper Analytical Services for the 1995 and 1996 calendar years.

INVESTMENT RESULTS
Period Ended April 30, 1997

                                    Total Return
                              6 Months        12 Months
                              --------        ---------
ACM Municipal Securities
     Income Fund                2.94%           11.00%

LIPPER RANKINGS
For period ended April 30, 1997

     1 Year          3 Years      Since Inception*
     ------          -------      ---------------
 #1 of 63 funds  #36 of 61 funds  #51 of 53 funds
* Inception Date: 4/29/93.

MARKET OVERVIEW

Much like the market trend established in early 1996, the municipal bond market returned inconsistent performance in the first quarter of 1997. After posting strong returns through early February, the bond market became weaker as investors grew more cautious about the strength of the economy and its potential effect on the stock market. Confirming this strong economic growth outlook, in early March, the Federal Reserve Board raised its benchmark Federal funds rate by one quarter of one percent, or 25 basis points, in an effort to contain present and future inflationary pressures. Volatility continued through the remainder of the first quarter. At this writing, it is still widely believed by the investment community that the Federal Reserve will need to increase rates at least one more time in the near future to complete the current round of money supply tightening.

THE MUNICIPAL BOND MARKET

One theme that we have discussed over the last several years has been the importance of various technical factors affecting the relative value of municipal bonds versus taxable bonds. Since late 1995, municipal bonds have been trading at inexpensive prices when compared to their fully taxable counterparts. This was due to the threat of "tax reform" during the last election. However, now that the election and the tax reform debate seem well behind us, we expect that municipal bond prices will improve relative to their taxable counterparts. The volume of new issues of municipal securities accelerated in the first quarter of 1997 for the first time in years. This trend is attributable to an increase in voter authorized state and local government debt and a low interest rate environment. As a result of this influx of new issues, municipal bonds currently offer excellent value relative to other fixed-income investments, especially when compared on a tax-adjusted basis.

Credit ratings of municipal issuers improved as state and local governments benefited from a robust economy which resulted in higher-than-expected tax receipts. Many large states such as California, New York, Massachusetts and Michigan are in their best fiscal condition in years. In most cases, many of these states have built up substantial "rainy day" funds to cushion against future economic downturns. These

                                            ACM MUNICIPAL SECURITIES INCOME FUND
--------------------------------------------------------------------------------

funds will be critical in maintaining strong fiscal performance, especially if economic growth slows and big budget items such as Medicaid costs begin to rise. For state and local governments, the continuation of tax reduction programs and the likely continuation of anti-tax sentiment, will be constraining factors in maintaining budgetary balances in the next couple of years. The recent proposal by the State of New Jersey to close a budget gap by selling a $2.75 billion pension funding bond may be a precursor of future budgetary actions in other states where large tax cuts have severely cut the revenue base. This phenomenon could result in weakening credit quality of issuers who pursue these types of stop-gap measures.

INVESTMENT STRATEGY

The first quarter volatility in the bond market once again provided your portfolio managers with an opportunity to capture higher incremental after-tax yield and to further improve overall call protection in the Fund's portfolios. At Alliance, we continue to believe that long-term interest rates will decline modestly over the next several years, and that market weakness provides an opportunity for us to purchase quality securities at advantageous prices. To make room for these attractive new issues, we continue to sell lower-coupon bonds with call protection of less than 10 years. We also continue to sell bonds that have been "pre-refunded" by their issuers and have realized their maximum price appreciation potential relative to other investment opportunities.

The overall theme of our municipal bond portfolio strategy continues to be one of active management in terms of the performance factors we can control (namely the securities owned in your portfolios) without attempting to manage the portfolios for those factors that are out of our control (such as the future direction of interest rates). This strategy is centered on selecting securities with price appreciation potential, either through credit improvements, structural features or technical factors. By continuing to keep a "buy low, sell high" philosophy as part of our strategy, we expect to once again post strong performance relative to our peers in the mutual fund industry.

MARKET OUTLOOK

Barring any unforeseen drama in the global financial markets, we expect 1997 to be a calm year for municipal bond investors. Municipal bond prices should continue to trade in a fairly narrow range and yields will most likely peak on or around current levels in the near future. Any increase in short-term rates on the part of the Federal Reserve should be viewed as a positive for long-term fixed income investors because such action will help curb inflationary pressures in the economy. Finally, we believe that the municipal bond market offers excellent value at current prices, especially on a tax-adjusted basis.

We appreciate your investment in ACM Municipal Securities Income Fund and look forward to reporting to you again in the coming period.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Susan P. Keenan
Susan P. Keenan
Senior Vice President

PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)   ACM MUNICIPAL SECURITIES INCOME FUND
--------------------------------------------------------------------------------

STANDARD                        PRINCIPAL
& POOR'S                         AMOUNT
RATING+                          (000)       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS--99.0%

ARIZONA--1.1%

AAA     Yuma Ind Dev Auth
        MFHR (Alexandrite
        Sands Apt)
        AMT FHA Ser 90

        7.70%, 12/01/29......   $ 2,395 $  2,506,463
                                        ------------

CALIFORNIA--18.9%

AA-     California HFA
        SFMR (Homeownership
        Mtg)
        AMT Ser 91B
        7.55%, 8/01/20 ......       595      610,434
        AMT Ser 94H
        7.50%, 8/01/25 ......    11,890   12,611,129
AAA     Garden Grove
        MFHR (Tudor Grove)
        AMT GNMA Ser 89
        7.25%, 5/20/32 ......     2,255    2,311,826
NR      Los Angeles County
        Comm Fac
        (Calabasas Area)
        Ser 92A
        7.70%, 9/01/17 ......     5,750    5,934,173
NR      Novato Comm Fac
        (Hamilton Field)
        Ser 95
        7.375%, 9/01/25......     8,000    8,300,000
NR      Orange County Asses
        Dist 88-1
        (Pelican Hill Proj)
        Ser 92A
        8.25%, 9/02/18 ......     3,915    4,025,638
A-      Placer County
        (Western Placer/
        Waste Mgmt Auth)
        AMT Ser 94
        6.75%, 7/01/14 ......     5,800    5,991,052
AAA     Sacramento
        Muni Util Dist
        (Elec Rev)
        Ser 92A FGIC
        8.514%, 8/15/18(a)...     2,500    2,707,875
                                        ------------
                                          42,492,127
                                        ------------

STANDARD                        PRINCIPAL
& POOR'S                         AMOUNT
RATING+                           (000)             VALUE
--------------------------------------------------------------------------------
COLORADO--14.2%

Baa*    Arapahoe County
        Public Hwy Auth
        (E-470 Proj)
        7.00%, 8/31/26......    $ 10,230        $ 10,965,025
BB+     Denver City & County
        Arpt Rev (United Airlines)
        AMT Ser 92A
        6.875%, 10/01/32....      20,300          21,004,816
                                                ------------
                                                  31,969,841
                                                ------------
FLORIDA--2.3%

Aaa*    Brevard County HFA
        SFMR (Homeownership
        Mtg)
        AMT FHA Ser 94
        6.70%, 9/01/27......       5,000           5,142,350
                                                ------------

ILLINOIS--1.8%

BB+     Chicago Arpt Rev
        (American Airlines)
        AMT Ser 94
        8.20%, 12/01/24.....       3,500           4,072,845
                                                ------------

LOUISIANA--0.7%

Aaa*    Calcasieu Parish
        SFMR (Mortgage Rev.)
        AMT GNMA/FNMA
        Ser 97A
        6.40%, 4/01/32......       1,500           1,507,320
                                                ------------
MARYLAND--3.5%

AAA     Baltimore County
        MFHR (Dunfield Proj)
        FHA Ser 92A
        6.90%, 8/01/28......       7,500           7,827,225
                                                ------------

MASSACHUSETTS--7.0%

A-      Mass Hlth & Ed Fac Auth
        Hosp Rev (Jordan
        Hospital) Ser B
        6.875%, 10/01/15....       1,500           1,561,080
Aaa*    Mass Hlth & Ed Fac
        Auth Hosp Rev
        (Metro West Health)
        Ser 92C
        6.50%, 11/15/18.....       2,690           2,944,178

PORTFOLIO OF INVESTMENTS (CONT.)            ACM MUNICIPAL SECURITIES INCOME FUND
--------------------------------------------------------------------------------

STANDARD                        PRINCIPAL
& POOR'S                         AMOUNT
RATING+                          (000)              VALUE
--------------------------------------------------------------------------------
A+      Mass HFA
        SFMR (Residential
        Mtg)
        AMT Ser 40
        6.65%, 12/01/27......   $ 6,285         $  6,508,369
A1*     New England Ed Loan
        Mktg Student Loan
        AMT Ser 93H
        6.90%, 11/01/09......     4,325            4,663,648
                                                ------------
                                                  15,677,275
                                                ------------
MICHIGAN--0.8%

AA+     Michigan Hsg Dev Auth
        SFMR (Homeownership
        Mtg.) AMT Ser 95B
        7.05%, 6/01/26.......     1,750            1,824,130


MINNESOTA--1.8%

A-      Minneapolis
        Cmty Dev Agy
        (Common Bond Fund)
        Ser 97-2
        6.20%, 6/01/17.......       550              554,103

AA+     Minnesota HFA
        SFMR (Homeownership
        Mtg) AMT Ser 96F
        6.30%, 1/01/28.......     1,240            1,251,358

BBB     South St. Paul Hosp Rev
        (Healtheast Proj)
        Ser 94
        6.75%, 11/01/09......     2,130            2,217,714
                                                ------------
                                                   4,023,175
                                                ------------
NEW HAMPSHIRE--2.2%

AAA     Keene Hsg Dev Corp
        MFHR (Central Square)
        FHA Ser 90A
        7.50%, 2/01/25.......     4,380            4,818,219
                                                ------------

NEW YORK--4.0%

BBB+    New York City GO
        Ser 95B
        7.25%, 8/15/19.......     4,630            5,071,239


STANDARD                        PRINCIPAL
& POOR'S                         AMOUNT
RATING+                          (000)              VALUE
--------------------------------------------------------------------------------
Aa*     New York City
        Hsg Dev Corp
        MFHR (S Williamsburg
        Co-op) AMT Ser 90A
        7.90%, 2/01/23.......   $ 3,805          $ 3,983,378
                                                ------------
                                                   9,054,617
                                                ------------
OHIO--3.2%

AAA     Cuyahoga County
        MFHR (National
        Terminal Apt Proj)
        AMT FNMA Ser 96
        6.40%, 7/01/16.......       600              616,302
BBB     Hamilton County
        Health Sys (Hlth Fac &
        Franciscan Sisters
        Providence Hosp)
        Ser 92
        6.875%, 7/01/15......       500              523,320
Aaa*    Kent Ohio MFHR
        (Silver Meadows Apt Proj)
        AMT GNMA Ser 95
        7.15%, 12/20/26......     1,100            1,164,262
AAA     Ohio HFA
        SFMR (Mortgage Rev)
        AMT GNMA Ser 95 A-2
        6.625%, 3/01/26......     4,745            4,859,592
                                                ------------
                                                   7,163,476
                                                ------------

PENNSYLVANIA--0.7%

BBB-    Allegheny County
        Ind Dev Auth PCR
        (Environmental Impt-
        USX Corp)
        Ser 96
        6.10%, 1/15/18.......     1,000            1,002,370
A       Pittsburgh Urban Redev
        Auth SFMR
        (Homeownership Mtg)
        AMT Ser 95A
        7.15%, 10/01/27......       520              544,742
                                                ------------
                                                   1,547,112
                                                ------------

                                            ACM MUNICIPAL SECURITIES INCOME FUND
--------------------------------------------------------------------------------

STANDARD                        PRINCIPAL
& POOR'S                         AMOUNT
RATING+                          (000)              VALUE
--------------------------------------------------------------------------------
RHODE ISLAND--4.3%

AA+     Rhode Island Hsg & Mtg
        Fin Corp SFMR
        (Homeownership Mtg)
        AMT Ser 92-7A
        6.75%, 10/01/25......       $ 2,000     $  2,065,560
        AMT Ser 91-8
        10.032%, 4/01/24(a)..         7,000        7,552,580
                                                ------------
                                                   9,618,140
                                                ------------
SOUTH CAROLINA--1.9%

AAA     Horry County Arpt Rev
        (Myrtle Beach Jet Port)
        AMT FSA Ser 90
        7.30%, 7/01/20.......         4,000        4,334,800
                                                ------------

SOUTH DAKOTA--5.6%

AAA     South Dakota HDA
        SFMR (Homeownership Mtg)
        AMT Ser 91D
        6.25%, 5/01/26.......         1,440        1,432,339
A*      South Dakota
        Student Loan Fin Corp
        AMT Ser 96-1E
        6.55%, 8/01/20.......        11,000       11,029,920
                                                ------------
                                                  12,462,259
                                                ------------
TENNESSEE--7.6%

Aa2*    Tennessee Ed Loan
        AMT Ser 97B
        6.20%, 12/01/21......        14,100       14,112,690
AAA     Metro Govt Nashville &
        Davidson County
        Water System Rev
        Ser 92 AMBAC
        8.124%, 1/01/22(a)...         3,000        3,047,100
                                                ------------
                                                  17,159,790
                                                ------------

STANDARD                        PRINCIPAL
& POOR'S                         AMOUNT
RATING+                          (000)              VALUE
--------------------------------------------------------------------------------
TEXAS--8.4%

BBB     Alliance Airport Auth
        (Federal Express)
        AMT Ser 96
        6.375%, 4/01/21......      $ 11,130     $ 11,142,132
AAA     Amarillo Texas
        Hosp Rev
        (High Plains Baptist)
        FSA Ser 92B
        9.017%, 1/01/22(a)...         3,200        3,520,384
BB+     Dallas--Ft. Worth
        Airport (American
        Airlines)
        AMT Ser 92
        7.25%, 11/01/30......         3,985        4,232,588
                                                ------------
                                                  18,895,104
                                                ------------

UTAH--2.4%

AAA     Emery County
        (Pacificorp Project)
        AMT AMBAC Ser 93 B
        5.625%, 11/01/23.....         5,700        5,396,418
                                                ------------

VIRGINIA--6.1%

A+      Giles County IDR
        (Hoechst--Celanese Corp.)
        AMT Ser 96
        6.45%, 5/01/26.......         3,740        3,892,293
BBB+    Peninsula Port Auth
        Health Fac
        (Mary Immaculate Proj)
        Ser 94
        7.00%, 8/01/17.......         2,000        2,118,200
AAA     Suffolk Virginia Redev
        and Hsg MFHR (Prince
        William Commons)
        AMT FNMA Ser 95A
        6.50%, 6/01/29.......         2,870        2,918,818

PORTFOLIO OF INVESTMENTS (CONT.)            ACM MUNICIPAL SECURITIES INCOME FUND
--------------------------------------------------------------------------------

STANDARD                           PRINCIPAL
& POOR'S                            AMOUNT
RATING+                             (000)           VALUE
--------------------------------------------------------------------------------
AA+     Virginia Hsg Dev Auth
        SFMR (Commonwealth Mtg)
        AMT Ser 94G
        7.125%, 7/01/22......     $ 4,625       $  4,785,765
                                                ------------
                                                  13,715,076
                                                ------------

WEST VIRGINIA--0.5%

AAA     West Virginia Parkways
        Eco Dev (Parkway Rev)
        FGIC Ser 93
        7.555%, 5/16/19(a)...       1,100          1,067,924
                                                ------------


Standard                           Principal
& Poor's                            Amount
Rating+                             (000)           Value
--------------------------------------------------------------------------------
        TOTAL INVESTMENTS--99.0%
        (cost $216,707,170)..                   $ 222,275,686
        Other assets less liabilities--1.0%         2,212,069
                                                -------------

        NET ASSETS--100%                         $224,487,755
                                                =============

--------------------------------------------------------------------------------
+   Unaudited.
*   Moody's Rating.

(a) Inverse Floater Security--Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.
    See notes to financial statements.

Glossary of Terms:

AMBAC   American Municipal Bond Assurance
        Corporation
AMT     Alternative Minimum Tax--(subject to)
FGIC    Financial Guaranty Insurance Company
FHA     Federal Housing Administration
FNMA    Federal National Mortgage Association
FSA     Financial Security Assurance, Inc.
GNMA    Government National Mortgage Association
GO      General Obligation
HDA     Housing Development Authority
HFA     Housing Finance Authority
IDR     Industrial Development Revenue
MFHR    Multi-Family Housing Revenue
NR      Rating not applied for
PCR     Pollution Control Revenue
SFMR    Single Family Mortgage Revenue

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)                  ACM MUNICIPAL SECURITIES INCOME FUND
--------------------------------------------------------------------------------

ASSETS

 Investments in securities, at value (cost $216,707,170).......  $222,275,686
 Interest receivable...........................................     3,629,373
 Receivable for investments securities sold....................     1,963,840
 Deferred organization expense and other assets................        82,821
                                                                 ------------

Total assets...................................................   227,951,720
                                                                 ------------

LIABILITIES

 Due to custodian..............................................       358,136
 Payable for investment securities purchased...................     2,787,998
 Advisory fee payable..........................................        92,737
 Administrative fee payable....................................        27,821
 Accrued expenses and other liabilities........................       197,273
                                                                 ------------
Total liabilities..............................................     3,463,965
                                                                 ------------
NET ASSETS.....................................................  $224,487,755
                                                                 ============

COMPOSITION OF NET ASSETS
 Preferred Stock:
   $.01 par value per share; 1,800 shares Preferred Stock
     authorized, issued and outstanding at $50,000 per
       share liquidation preference............................  $ 90,000,000
 Common Stock:
   $.01 par value per share; 100,000,000 shares authorized,
     10,623,282 shares issued and outstanding..................       106,233
 Additional paid-in capital....................................   145,935,999
 Undistributed net investment income...........................        36,896
 Accumulated net realized loss on investments..................   (17,159,889)
 Net unrealized appreciation of investments....................     5,568,516
                                                                 ------------
                                                                 $224,487,755
                                                                 ============

NET ASSET VALUE PER SHARE OF COMMON STOCK--$134,487,755
 ($224,487,755 less Preferred Stock at liquidation value of
   $90,000,000) divided by 10,623,282 shares of
     Common Stock outstanding..................................        $12.66
                                                                       ======

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)                                 ACM MUNICIPAL SECURITIES INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest......................................................                                  $7,422,547
                                                                                                 ----------

EXPENSES
 Advisory fee..................................................               $562,394
 Administrative fee............................................                168,718
 Auction Agent fee.............................................                111,694
 Custodian.....................................................                 57,619
 Audit and legal...............................................                 53,943
 Transfer agency...............................................                 29,921
 Directors' fees...............................................                 17,738
 Printing......................................................                 16,652
 Amortization of organization expenses.........................                  5,973
 Miscellaneous.................................................                 23,428
                                                                              --------
Total expenses.................................................                                   1,048,080
                                                                                                 ----------
Net investment income..........................................                                   6,374,467
                                                                                                 ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions...................                                     (86,028)
Net change in unrealized appreciation of investments...........                                    (775,585)
                                                                                                 ----------
Net loss on investments........................................                                    (861,613)
                                                                                                 ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................                                  $5,512,854
                                                                                                 ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        Six Months Ended
                                                                         April 30, 1997         Year Ended
                                                                          (unaudited)        October 31, 1996
                                                                        ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income.................................................   $  6,374,467         $ 12,527,055

 Net realized gain (loss) on investment transactions...................       (86,028)            3,335,681
 Net change in unrealized appreciation of investments..................      (775,585)           (1,073,204)
                                                                         ------------          ------------
 Net increase in net assets from operations............................     5,512,854            14,789,532

DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income
  Common Stock.........................................................    (4,769,004)           (8,994,324)
  Preferred Stock......................................................    (1,568,567)           (3,532,731)
 Distributions in excess of net investment income
  Common Stock.........................................................           -0-              (503,573)
  Preferred Stock......................................................           -0-              (202,580)

CAPITAL STOCK TRANSACTIONS
Reinvestment of dividends resulting in the issuance of Common Stock....       424,183               843,978
                                                                         ------------          ------------
Total increase (decrease)..............................................      (400,534)            2,400,302

NET ASSETS
Beginning of year......................................................   224,888,289           222,487,987
                                                                         ------------          ------------
End of period..........................................................  $224,487,755          $224,888,289
                                                                         ============          ============

-----------------------------------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)                  ACM MUNICIPAL SECURITIES INCOME FUND
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

The Fund values municipal securities at fair value based on prices provided by a recognized pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values.

If market quotations are not readily available from such pricing service, a municipal security is valued by appraisal at its fair value as determined in good faith by the Fund's Adviser under procedures established by the Fund's Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value unless this method does not represent fair market value.

2. Organization Expenses

Organization expenses of approximately $60,000 have been deferred and are being amortized on a straight-line basis through May, 1998.

--------------------------------------------------------------------------------

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of the investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund during the month.

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 1997 there was no reimbursement paid to AFS.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund during the month. The Administrator has engaged Prudential Mutual Fund Management, Inc. (the "Sub-Administrator") to act as Sub-Administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTES TO FINANCIAL STATEMENTS (CONT.)       ACM MUNICIPAL SECURITIES INCOME FUND
--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $100,330,465 and $100,657,146, respectively, for the six months ended April 30, 1997. There were no purchases or sales of U.S. government and government agency obligations for the six months ended April 30, 1997.

At April 30, 1997 the cost of the investments for Federal income tax purposes was $216,722,947. Accordingly, gross unrealized appreciation was $5,608,098 and gross unrealized depreciation was $55,359 resulting in net unrealized appreciation of $5,552,739.

--------------------------------------------------------------------------------

NOTE D: Taxes
For Federal income tax purposes at October 31, 1996, the Fund had a capital loss carry forward of $17,054,040; of which $5,956,269 expires in 2002 and $11,097,771 expires in 2003.

--------------------------------------------------------------------------------

NOTE E: Capital Stock
Common Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 10,623,282 shares outstanding at April 30, 1997, the Adviser owned 7,200 shares. During the six months ended April 30, 1997, and the year ended October 31, 1996, the Fund issued 33,433 and 30,590 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 1,800 shares of Preferred Stock, consisting of 600 shares each of Series A, Series B and Series C, with a liquidation value of $50,000 per share.

The dividend rate on Series A is 4.40% and is effective through April 30, 1997. The dividend rate on Series B is 4.50% and is effective through May 5, 1997. The dividend rate on Series C is 4.50% and is effective through May 1, 1997.

FINANCIAL HIGHLIGHTS                        ACM MUNICIPAL SECURITIES INCOME FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD.

                                               Six Months Ended                             April 23, 1993(a)
                                                April 30, 1997                                    to
                                                 (unaudited)        1996     1995     1994  October 31, 1993
                                                --------------      ----     ----     ----  ----------------
Net asset value, beginning of period.............   $12.74         $12.59       $11.57       $14.66     $13.98(b)
Income From Investment Operations................   ------         ------       ------       ------     ------
---------------------------------
Net investment income............................      .60           1.18         1.17         1.21        .50
Net realized and unrealized gain (loss)
  on investment transactions.....................     (.08)           .22         1.11        (2.96)       .74
                                                    ------         ------       ------       ------     ------
Net increase (decrease) in net asset value
  from operations................................      .52           1.40         2.28        (1.75)      1.24
                                                    ------         ------       ------       ------     ------
Less: Dividends And Distributions
---------------------------------
Dividends from net investment income:
  Paid to Common Stock shareholders..............     (.45)          (.85)        (.90)        (.90)      (.30)
  Common Stock equivalent of dividends
    paid to Preferred Stock shareholders.........     (.15)          (.33)        (.36)        (.31)      (.08)

Distributions in excess of net investment income:
  Paid to Common Stock shareholders..............      -0-           (.05)         -0-          -0-        -0-
  Common Stock equivalent of distributions
    paid to Preferred Stock shareholders.........      -0-           (.02)         -0-          -0-        -0-
                                                    ------         ------       ------       ------     ------
Distributions from realized capital gains:
  Paid to Common Stock Shareholders..............      -0-            -0-          -0-         (.11)       -0-
    Common Stock equivalent of distributions
      paid to Preferred Stock Shareholders.......      -0-            -0-          -0-         (.02)       -0-
                                                    ------         ------       ------       ------     ------
Total dividends and distributions................     (.60)         (1.25)       (1.26)       (1.34)      (.38)
Preferred Stock offering costs and...............   ------         ------       ------       ------     ------
  underwriting discounts.........................      -0-            -0-          -0-          -0-       (.18)
                                                    ------         ------       ------       ------     ------
Net asset value, end of period...................   $12.66         $12.74       $12.59       $11.57     $14.66
                                                    ------         ------       ------       ------     ------
Market value, end of period......................   $12.75         $12.38       $12.00       $10.25     $14.25
                                                    ======         ======       ======       ======     ======
Total Investment Return
-----------------------
Total investment return based on: (c)
  Market value...................................     6.73%         10.82%       26.65%      (21.99)%     3.42%
  Net asset value................................     2.94%          8.74%       17.71%      (14.41)%     6.39%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)........ $224,488       $224,888     $222,488     $211,597   $244,069
Ratio of expenses to average net assets (d) .....      .93%(e)        .93%         .84%         .77%       .81%(e)
Ratio of net investment income to average
  net assets (d).................................     5.71%(e)       5.64%        5.77%        5.58%      4.95%(e)
Portfolio turnover rate..........................        45%          178%         222%         116%        79%

--------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Net of offering costs of $.09.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized. (d) The expense ratio and net investment income ratio do not reflect the effect of dividend and distribution payments to Preferred Stock shareholders. (e) Annualized.

                                            ACM MUNICIPAL SECURITIES INCOME FUND
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
John D. Carifa, Chairman and President
Ruth Block
David H. Dievler
James R. Greene
Dr. James M. Hester
Clifford L. Michel
Donald J. Robinson
Robert C. White

OFFICERS
Kathleen A. Corbet, Senior Vice President
Susan P. Keenan, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergen, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller

ADMINISTRATOR
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105


SUB-ADMINISTRATOR
Prudential Mutual Fund Management, LLC
Gateway Center Three
Newark, NJ 07102-4077

COMMON STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

CUSTODIAN
The Bank of New York
48 Wall Street
New York, NY 10286

PREFERRED STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

12
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                                                                              15

ACM MUNICIPAL SECURITIES INCOME FUND

Summary of General Information

THE FUND

ACM Municipal Securities Income Fund is a closed-end management investment company designed to obtain the highest level of current tax exempt income, consistent with what the Fund's investment adviser considers to be prudent investment risk, that is available from a portfolio of high-quality municipal debt securities.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." Additional information about the Fund is available by calling 1-800-247-4154.

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares. For a copy of the Plan Brochure, please write to the Plan Agent, State Street Bank & Trust Company P.O. Box 8200, Boston, MA 02266-8200 or call 1-800-426-5523.

ACM MUNICIPAL SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital LOGO(R)

(R)These registered service marks used under license from the owner, Alliance Capital Management, L.P.

MSISR


    ACM
-----------
 MUNICIPAL
-----------
SECURITIES
-----------
INCOME FUND


Semi-Annual
Report
April 30, 1997


ALLIANCE(R)